UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 26, 2018

Tallgrass Energy Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35917	46-1972941
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4200 W. 115th Street, Suite 350 Leawood, Kansas	66211
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 928-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.     Completion of Acquisition or Disposition of Assets.

Effective June 30, 2018 at 11:59 p.m. Central Daylight Time (the “Effective Time”), Tallgrass Energy Partners, LP, a Delaware limited partnership (the “Partnership”), completed its merger (the “Merger”) with Razor Merger Sub, LLC, a Delaware limited liability company (“Merger Sub”), with the Partnership surviving the Merger as a wholly owned subsidiary of Tallgrass Equity, LLC, a Delaware limited liability company (“Tallgrass Equity”) and its subsidiaries, pursuant to an Agreement and Plan of Merger, dated as of March 26, 2018 (the “Merger Agreement”), by and among Tallgrass Energy, LP, a Delaware limited partnership (formerly known as Tallgrass Energy GP, LP, “TGE”), Tallgrass Equity, the Partnership, Merger Sub, and Tallgrass MLP GP, LLC, a Delaware limited liability company (“TEP GP”). Tallgrass Equity is a subsidiary of TGE.

At the Effective Time, the issued and outstanding common units representing limited partner interests in the Partnership (“Partnership Common Units”), except for any Partnership Common Unit held by Tallgrass Equity, Tallgrass Equity Investments, LLC, a wholly owned subsidiary of Tallgrass Equity (“Tallgrass Equity Investments”), or the Partnership, was converted into the right to receive 2.0 Class A shares representing limited partner interests in TGE (“TGE Class A Shares”). The TGE Class A Shares to which holders of Partnership Common Units (other than Tallgrass Equity, Tallgrass Equity Investments and the Partnership) are entitled pursuant to the Merger Agreement are referred to in this Current Report on Form 8-K as the “Merger Consideration.”

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, filed as Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed March 27, 2018.

Item 3.01.     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The Partnership notified the New York Stock Exchange (the “NYSE”) on June 29, 2018 that the Certificate of Merger relating to the Merger had been filed with the Secretary of State of the State of Delaware providing for a delayed effective date and time of June 30, 2018 at 11:59 p.m. Central Daylight Time and requested that, following the Effective Time, the NYSE file a notification of removal from listing on Form 25 with the Securities and Exchange Commission with respect to Partnership Common Units. The trading of Partnership Common Units on the NYSE was suspended before the opening of trading on July 2, 2018.

Item 3.03.     Material Modification to Rights of Security Holders.

The information included under Item 2.01 and Item 5.03 is incorporated into this Item 3.03 by reference.

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, at the Effective Time, David G. Dehaemers, Jr., William R. Moler, Frank J. Loverro, Stanley de J. Osborne, Jeffrey A. Ball, John T. Raymond, Terrance D. Towner, Roy N. Cook and Jeffrey R. Armstrong resigned as directors of TEP GP. The decision of each of Messrs. Dehaemers, Moler, Loverro, Osborne, Ball, Raymond, Towner, Cook and Armstrong to resign as a director of TEP GP was not the result of any disagreement with TEP GP or the Partnership on any matter relating to the operations, policies or practices of TEP GP or the Partnership.

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, the Amended and Restated Agreement of Limited Partnership of the Partnership, dated May 17, 2013 (the “Partnership Agreement”) was amended at the Effective Time, to the extent necessary, to provide that the 834,391 general partner units representing a 1.13% general partner interest in the Partnership (the “Partnership General Partner Interest”) issued and outstanding immediately prior to the Effective Time and held by TEP GP were automatically converted into a general partnership interest that will not participate in distributions in the surviving entity and, as a result, from and after the Effective Time, (i) TEP GP continued and shall continue as the general partner of the surviving entity without interruption, (ii) TEP GP was no longer and shall not be entitled to any distributions, allocation or other economic rights associated with the Partnership General Partner Interest, (iii) TEP GP continued and shall continue to be entitled to any management rights associated with the Partnership General Partner Interest and (iv) the Partnership continued without dissolution.

The description of the amendment to the Partnership Agreement in this Item 5.03 is qualified in its entirety by reference to the full text of the Merger Agreement, filed as Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed March 27, 2018.

Item 5.07     Submission of Matters to a Vote of Security Holders.

The completion of the Merger was subject, among other conditions, to the affirmative vote of holders of a majority of Partnership Common Units, voting as a single class.

On June 26, 2018, the Partnership convened its special meeting (the “Special Meeting”) of holders of Partnership Common Units to vote on the proposal to approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger, which was identified as the proposal to be voted on (the “Proposal”) at the Special Meeting in the Partnership’s proxy statement/prospectus filed with the Securities and Exchange Commission on May 18, 2018 (the “Proxy Statement”).

As of May 18, 2018, the record date for the Special Meeting, there were 73,204,484 Partnership Common Units outstanding and entitled to vote at the Special Meeting. A quorum of 62,322,224 Partnership Common Units was represented in person or by proxy at the Special Meeting. A summary of the voting results for the Proposal, which is described in detail in the Proxy Statement, is set forth below:

The holders of a majority of Partnership Common Units voted in favor of the Proposal. The following are the tabulated votes “For” and “Against” the Proposal, as well as the number of votes “Abstaining”:

Votes For	Votes Against	Votes Abstaining
62,168,943	120,753	32,528

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALLGRASS ENERGY PARTNERS, LP

	By:	Tallgrass MLP GP, LLC, its general partner

Date: July 2, 2018		By:	/s/ David G. Dehaemers, Jr.
David G. Dehaemers, Jr.
President and Chief Executive Officer